Exhibit 99.2

MAF Bancorp, Inc.

strategic alliance with

St. Francis

Capital Corporation

Investor Presentation

May 21, 2003

Forward-Looking Statements

Information and data contained in this presentation that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. MAF and St. Francis intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking the safe harbor provisions. These forward-looking statements include, but are not limited to, statements relating to: (1) the benefits of the proposed merger of MAF and St. Francis, including projected future financial and operating results, estimated cost savings and accretion to MAF’s projected earnings per share that may be realized from the merger and (2) MAF’s and St. Francis’ plans, objectives, and expectations. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” or similar expressions. The ability of MAF to predict results or the actual effect of future plans and strategies is uncertain and actual results may differ from those predicted. MAF undertakes no obligation to update these forward-looking statements in the future.

Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to, difficulties or delays in completing the acquisition of St. Francis, difficulties in the integration or delays in the data processing conversion which may affect MAF’s ability to achieve anticipated cost savings related to the operation of the acquired banking offices of St. Francis, higher than expected costs related to the St. Francis transaction, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in MAF’s or St. Francis’ loan portfolio, changes in purchase accounting adjustments and/or amortization periods, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of MAF’s or St. Francis’ loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in MAF’s and St. Francis’ market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, higher than expected costs or unanticipated difficulties in connection with MAF’s pending acquisition of Fidelity Bancorp, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Additional Information

MAF will be filing a registration statement containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the Securities and Exchange Commission. MAF and St. Francis shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about MAF and St. Francis, and the proposed transaction. When available, copies of this joint proxy statement/prospectus will be mailed to MAF and St. Francis shareholders, and it and other documents filed by MAF or St. Francis with the SEC may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to MAF at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514 or St. Francis at 13400 Bishops Lane, Suite 350, Brookfield, Wisconsin 53005-6203.

MAF and St. Francis and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of MAF and St. Francis in favor of the proposed merger. Information regarding such persons can be found in MAF’s and St. Francis’ respective proxy statements, annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. Additional information regarding the interests of such persons will also be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

MAF has filed a registration statement containing a proxy statement/prospectus and other documents regarding the proposed transaction with Fidelity Bancorp, Inc. with the Securities and Exchange Commission. Fidelity shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about MAF and Fidelity, and the proposed transaction. When available, copies of the proxy statement/prospectus will be mailed to Fidelity shareholders, and it and other documents filed by MAF or Fidelity with the SEC may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to MAF at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514 or Fidelity at 5455 West Belmont Avenue, Chicago, Illinois 60641.

Discussion Points

MAF Bancorp, Inc.
4
St. Francis Capital Corporation

Discussion Points

☐ Strategic Rationale & Transaction Overview
☐ Transaction Terms & Pricing
☐ Pro Forma Financial Impact
☐ Summary
☐ Appendix

Strategic Rationale & Transaction Overview

MAF Bancorp, Inc.
5
ST. FRANCIS Capital Corporation

Strategic Rationale & Transaction Overview

Strategic Rationale

☐    Market Expansion:

Expands MAF Bancorp’s Chicago franchise into an adjacent new market with demographics that are similar to the markets presently served by MAF

☐    Strategic Fit:

Opportunity to enhance the successful St. Francis Capital Corporation business model and branch network through continued high quality service and community banking products offered by MAF

Retail banking and lending strategies are compatible and MAF’s product mix will fit well in the St. Francis markets

☐    Financially Attractive:

Accretive to MAF’s GAAP and cash earnings(1) per share in year one

Accretive to tangible book value per share within 12 months of closing

Well-positioned pro forma balance sheet (loan mix, capital ratios)

(1) See reconciliation of GAAP EPS estimate to cash EPS estimate on page 33.

Transaction Overview

Attractive Market Expansion

Strategic alliance that expands the MAF franchise into Milwaukee, an attractive, major metropolitan market only 80 miles away

Similar demographics to MAF’s home market of Chicago

MAF’s products and services will fit well with the communities which St. Francis serves

Offers significant market entry into the nearest large metropolitan area outside of the Chicago SMSA

Complementary Business Combination

St. Francis has grown through a community banking model similar to that of MAF

The customers and communities of St. Francis’ Milwaukee franchise will retain their community banking branch network while benefiting from enhanced product offerings, technology and services provided by a larger organization

MAF’s strengths in residential lending and mortgage banking complement St. Francis’ competencies in other lending areas

Pro forma loan portfolio composition becomes more diversified with St. Francis’ multi-family, commercial real estate and consumer lending (see page 13)

Transaction Overview

Strong Financial Impact

8.2%, or 29 cents, accretion to GAAP EPS in 2004 (1)

0.8%, or 3 cents, accretion to cash EPS in 2004 (2)

Accretive to tangible book value per share within 12 months of closing

Strong pro forma capital ratios

Excellent pro forma asset quality

Pro forma market capitalization of $1.1 billion

Continuation of strong core deposit funding levels

Experienced Acquiror

Completed due diligence review

10% cost savings assumed by MAF in 2004 (55% of full run rate)

17% cost savings assumed by MAF in 2005 (95% of full run rate)

Accretive transaction does not require revenue enhancements or capital management

MAF has a proven record of successfully executing and integrating acquisitions

(1) Projected 2004 GAAP EPS is based on mean I/B/E/S EPS estimate as of May 20, 2003.

(2) See reconciliation of GAAP EPS to cash EPS on page 33.

Market Expansion

West Bend
Watertown
Menomonee Falls
Madison
Wauwatosa
Milwaukee
New Berlin
West Allis
WISCONSIN
Franklin
Caledonia
Janesville
Racine
Kenosha
Beloit
Zion
Gurnee
Waukegan
Freeport
Rockford
Crystal Lake
Arlington Heights
Northbrook
Elgin
Schaumburg
Chicago
De Kalb
Maywood
Batavia
Naperville
Burbank
Michigan City
Calumet City
Gary
La Porte
South Bend
Mishawaka
Elkhart
Goshen
Kalamazoo
Portage
ILLINOIS
Hammond
Joliet
Hobart
Valparaiso
INDIANA
Kankakee
Peoria

Milwaukee/Waukesha PMSA Detail

80-mile Radius – Chicago to Milwaukee

MAF ●
St. Francis ▲

9

MAF Bancorp, Inc.

ST. FRANCIS Capital Corporation

Market Expansion

[MAP]

Milwaukee/Waukesha PMSA Detail

Rank	Company	Type	Branches	Deposits	Market Share
1	Marshall & Ilsley Corp.	Bank	53	$8,090.5	25.93%
2	U.S. Bancorp	Bank	43	6,954.5	22.29
3	Bank One Corp.	Bank	30	2,188.1	7.01
4	Associated Banc-Corp	Bank	42	1,512.4	4.85
5	MAF /St. Francis	Thrift	21	1,358.8	4.36
6	Guaranty Financial Corp. (MHC)	Thrift	34	1,046.6	3.35
7	Wauwatosa Savings Bank	Savings Bank	4	857.0	2.75
8	Bank Mutual Corp. (MHC)	Thrift	18	768.3	2.46
9	North Shore Bank, FSB	Thrift	17	660.4	2.12
10	Tri City Bankshares Corp.	Bank	29	522.4	1.67

	Totals		544	$31,195.8

Source: SNL Financial. Deposits as of June 30, 2002. $ in millions.

Excludes branches with no current deposits.

9

Market Expansion

St. Francis—Deposit Market Overview

	St. Francis Branch Franchise					Median	Proj. Growth 2002-2007
	Rank	Deposits	Mkt. Share	Branches	Population	Hshld. Inc.	Population	Med. HH Inc.
Wisconsin	11	$1,388.2	1.66%	22	5,421,728	$47,566	2.98%	18.4%
Milwaukee/Waukesha PMSA	5	$1,358.8	4.36%	21	1,505,593	$53,810	1.11%	19.7%
Milwaukee County	4	$924.0	4.22%	11	931,991	$45,574	-1.93%	17.7%
Waukesha County	8	222.6	3.52	5	368,871	71,430	5.90	21.9
Washington County	4	141.7	9.11	4	121,123	57,416	7.82	15.5
Ozaukee County	8	70.6	4.94	1	83,608	74,645	4.16	25.2
Non-PMSA Counties
Walworth County	14	$29.4	2.46%	1	96,950	$49,318	8.32%	17.6%

MAF—Deposit Market Overview

		MAF Branch Franchise (1)				Median	Proj. Growth 2002-2007
	Rank	Deposits	Mkt. Share	Branches	Population	Hshld. Inc.	Population	Med. HH Inc.
Illinois	12	$4,162.1	1.56%	39	12,512,729	$54,464	2.27%	24.4%
Chicago PMSA	9	$4,162.1	2.07%	39	8,372,880	$63,289	3.42%	20.8%
Cook County	8	$3,044.5	2.11%	28	5,383,443	$57,214	0.75%	20.4%
DuPage County	9	936.3	3.66	7	918,223	86,165	4.36	25.3
Will County	13	83.4	1.47	2	530,678	66,169	13.42	19.1
Kane County	15	97.9	1.78	2	418,891	62,692	9.13	14.1

Source: SNL Financial and Claritas, Inc. Deposits as of June 30, 2002. $ in millions for deposits, in dollars for household income.

(1) MAF deposit totals include deposits of Fidelity Bancorp. MAF expects the pending acquisition of Fidelity to be completed in the third quarter of 2003. MAF’s number of branches include Fidelity branches and are as of March 31, 2003.

10

Acquiring Strong Retail Network and Market Share

Fond Du Lac
Sheboygan
West Bend
Washington
Ozaukee
Mequon
Menomonee Falls
Brookfield
Wauwatosa
Milwaukee
West Allis
Waukesha
Waukesha
New Berlin
Greenfield
Greendale
Cudahy
South Milwaukee
Muskego
Franklin
Oak Creek
Racine
MAF / St. Francis

Milwaukee County Detail

Rank	Company	Type	Branches	Deposits	Mkt. Share
1	Marshall & Ilsley Corp.	Bank	86	$8,230.6	38.36 %
2	U.S. Bancorp	Bank	25	6,288.8	29.43
3	Bank One Corp.	Bank	12	1,270.2	6.88
4	**MAF/St. Francis**	**Thrift**	**11**	**[illegible]**	**4.22**
5	Associated Banc-Corp	Bank	16	774.0	3.34
6	Wauwatosa Savings Bank	Savings Bank	8	740.6	3.42
7	Guaranty Financial Corp. MHC	Thrift	13	680.3	2.88
8	Bank Mutual Corp. MHC	Thrift	12	600.6	2.74
9	North Shore Bank, FSB	Thrift	12	482.0	2.30
10	Tri City Bankshares Corp.	Bank	22	404.2	1.94
	Totals		**[illegible]**	**[illegible]**	

Waukesha County Detail

Rank	Company	Type	Branches	Deposits	Mkt. Share
1	Marshall & Ilsley Corp.	Bank	16	$1,359.3	21.48 %
2	Bank One Corp.	Bank	12	644.8	10.19
3	Associated Banc-Corp	Bank	17	521.4	8.24
4	U.S. Bancorp	Bank	12	487.8	7.71
5	Waukesha State Bank	Bank	12	434.7	6.87
6	Citizens Bank Holding, Inc.	Bank	9	302.1	4.77
7	Guaranty Financial Corp. MHC	Thrift	11	277.3	4.38
8	**MAF/St. Francis**	**Thrift**	**5**	**[illegible]**	**3.32**
9	Oconomowoc Bancshares Inc.	Bank	4	200.8	3.17
10	North Shore Bank, FSB	Thrift	4	178.2	2.82
	Totals		**172**	**$6,327.7**	

Washington County Detail

Rank	Company	Type	Branches	Deposits	Mkt. Share
1	Marshall & Ilsley Corp.	Bank	7	$345.6	22.22 %
2	WBSB Bancorp, MHC	Thrift	9	213.2	13.71
3	Bank One Corp.	Bank	2	142.1	9.00
4	**MAF/St. Francis**	**Thrift**	**4**	**141.7**	**9.11**
5	Associated Banc-Corp	Bank	3	121.2	7.79
6	Hartford Savings Bank	Savings Bank	2	112.2	7.22
7	FNB Hartford Bancorp, Inc.	Bank	2	109.9	7.07
8	Guaranty Financial Corp. MHC	Thrift	6	100.7	6.47
9	U.S. Bancorp	Bank	2	79.8	5.14
10	SBH Community Bancorp, Inc.	Bank	1	62.2	4.07
	Totals		**[illegible]**	**[illegible]**	

11

MAF Bancorp, Inc.

ST. FRANCIS Capital Corporation

Acquiring Strong Retail Network and Market Share

❑	St. Francis has a strong presence in the four-county Milwaukee-Waukesha PMSA

[MAP]

Milwaukee County Detail

Rank	Company	Type	Branches	Deposits	Mkt. Share
1	Marshall & Ilsley Corp.	Bank	26	$6,250.6	28.56%
2	U.S. Bancorp	Bank	25	6,226.8	28.45
3	Bank One Corp.	Bank	13	1,370.3	6.26
4	MAF/St. Francis	Thrift	11	924.0	4.22
5	Associated Banc-Corp	Bank	16	774.0	3.54
6	Wauwatosa Savings Bank	Savings Bank	2	749.6	3.43
7	Guaranty Financial Corp. (MHC)	Thrift	15	630.5	2.88
8	Bank Mutual Corp. (MHC)	Thrift	12	600.6	2.74
9	North Shore Bank, FSB	Thrift	13	482.0	2.20
10	Tri City Bankshares Corp.	Bank	22	424.3	1.94

	Totals		283	$21,885.4

Waukesha County Detail

Rank	Company	Type	Branches	Deposits	Mkt. Share
1	Marshall & Ilsley Corp.	Bank	16	$1,355.5	21.42%
2	Bank One Corp.	Bank	13	644.8	10.19
3	Associated Banc-Corp	Bank	17	521.4	8.24
4	U.S. Bancorp	Bank	13	487.8	7.71
5	Waukesha State Bank	Bank	13	434.7	6.87
6	Citizens Bank Holding, Inc.	Bank	9	302.1	4.77
7	Guaranty Financial Corp. (MHC)	Thrift	11	277.5	4.38
8	MAF/St. Francis	Thrift	5	222.6	3.52
9	Oconomowoc Bancshares Inc.	Bank	4	200.8	3.17
10	North Shore Bank, FSB	Thrift	4	178.3	2.82

	Totals		172	$6,327.7

Washington County Detail

Rank	Company	Type	Branches	Deposits	Mkt. Share
1	Marshall & Ilsley Corp.	Bank	7	$345.6	22.23%
2	WBSB Bancorp, MHC	Thrift	9	244.3	15.71
3	Bank One Corp.	Bank	3	143.1	9.20
4	MAF/St. Francis	Thrift	4	141.7	9.11
5	Associated Banc-Corp	Bank	5	121.2	7.79
6	Hartford Savings Bank	Savings Bank	3	112.3	7.22
7	FNB Hartford Bancorp., Inc.	Bank	2	109.9	7.07
8	Guaranty Financial Corp. (MHC)	Thrift	6	100.7	6.47
9	U.S. Bancorp	Bank	3	79.8	5.14
10	SBN Community Bancorp, Inc.	Bank	1	63.2	4.07

	Totals		49	$1,554.9

Source: SNL Financial. Deposits as of June 30, 2002. $ in millions.

Excludes branches with no current deposits.

Appealing Market Characteristics

The population of the greater Milwaukee area, at approximately 1.5 million, will represent approximately 15% of the combined company footprint (the greater Chicago area population is approximately 8.2 million) (1)

The Milwaukee PMSA ranks as the 28th largest in the United States, while the city of Milwaukee is the 19th largest in the country, ahead of Boston, Washington, DC, Seattle and Denver (1)

The three bordering counties to Milwaukee County have recorded strong population growth rates in the 2000 Census report:

Washington County: 23.3% gain

Waukesha County: 18.4% gain

Ozaukee County: 13.0% gain

Metro Milwaukee ranks 39th among the nation’s 318 metropolitan areas in the per capita personal income (2)

Between 1991 and 2001, metro Milwaukee’s unemployment rate averaged 1.5 percentage points under the U.S. rate (2)

(1) U.S. Census Information, 2000.

(2) Source: Metro Milwaukee Association of Commerce, 2002.

MAF Loan Portfolio ($4.4 Billion)
0.5%
10.2%
6.6%
5.4%
1-4 Family
Comm. RE/Other
Multifamily
C&I
Consumer

Fidelity Loan Portfolio ($.4 Billion)
5.0%
1-4 Family
Comm. RE/Other
Multifamily
C&I
Consumer

St. Francis Loan Portfolio ($1.3 Billion)
16.7%
29.0%
9.2%
11.4%
33.7%
1-4 Family
Comm. RE/Other
Multifamily
C&I
Consumer

Pro Forma Combined Loan Portfolio ($6.2 Billion)
2.5%
11.5%
68.0%
1-4 Family
Comm. RE/Other
Multifamily
C&I
Consumer

13

MAF Bancorp, Inc.

ST. FRANCIS Capital Corporation

Loan Diversification (Based on Loans as of 3/31/03)

MAF Loan Portfolio ($4.4 Billion)[PIE CHART 1-4 family 77.3%, Comm.RE/other 5.4%, Multifamily 6.6%, C&I 0.5%, Consumer 10.2%]

Fidelity Loan Portfolio ($.4 Billion)[PIE CHART 1-4 family 58.6%, Comm.RE/other 5.0%, Multifamily 30.3%, C&I 2.9%, Consumer 3.2%]

St. Francis Loan Portfolio ($1.3 Billion)[PIE CHART 1-4 family 16.7%, Comm.RE/other 33.7%, Multifamily 11.4%, C&I 9.2%, Consumer 29.0%]

Pro Forma Combined Loan Portfolio ($6.2 Billion)[PIE CHART 1-4 family 63.0%, Comm.RE/other 11.5%, Multifamily 9.1%, C&I 2.5%, Consumer 13.9%]

Transaction Terms & Pricing

MAF Bancorp, Inc.
14
ST. FRANCIS Capital Corporation

Transaction Terms & Pricing

Transaction Summary

Transaction Structure:	100% stock merger; tax-free to STFR shareholders
Fixed Exchange Ratio:	0.790 MAFB shares per STFR share
Implied Transaction Price: (1)	$26.57 / share
Aggregate Transaction Value:(2)	$263.6 million
Treatment of Options:	STFR options cashed out or exchanged for MAFB options
Termination Fee:	$13.3 million paid by St. Francis to MAF under certain circumstances
Walk-Away Provision:	Double trigger
Board Representation:	One seat at holding company level; three seats at bank level
Due Diligence:	Completed
Anticipated Closing: (3)	4th quarter 2003

(1)	Based on MAFB closing stock price of $33.63 on May 20, 2003.
(2)	Based on 9,398,531 STFR common shares outstanding and assumes conversion of 1,380,850 STFR options outstanding with an average strike price of $16.50.
(3)	Requires MAFB and STFR shareholder approvals and OTS and FDIC approval; transaction subject to customary closing conditions.

Deal Pricing

Purchase Price Per Share: (1)	$26.57
Premium to Trading Market: (2)	7.14%
Deal Price / LTM GAAP EPS: (3)	11.2	x
Deal Price / 2003 Estimated EPS: (4)	10.7	x
Deal Price / Book Value: (5)	139.0%
Deal Price / Tangible Book Value: (6)	149.7%
Tangible Book Premium / Deposits: (7)	7.32%
MAF Common Stock Price / LTM GAAP EPS: (8)	10.4	x

(1)	Based on an exchange ratio of 0.79 and MAFB closing stock price of $33.63 on May 20, 2003.
(2)	Based on STFR closing stock price of $24.80 on May 20, 2003.
(3)	Based on STFR GAAP EPS for the twelve months ended March 31, 2003 of $2.38.
(4)	Based on mean I/B/E/S STFR September 30, 2003 estimated EPS of $2.48 on May 20, 2003.
(5)	Based on STFR March 31, 2003 book value per share of $19.11.
(6)	Based on STFR March 31, 2003 tangible book value per share of $17.75.
(7)	Based on STFR March 31, 2003 deposits of $1.2 billion (deposits exclude March 31, 2003 brokered deposits).
(8)	Based on MAFB GAAP EPS for the twelve months ended March 31, 2003 of $3.22 and MAFB closing stock price of $33.63 on May 20, 2003.

Pro Forma Financial Impact

MAF Bancorp, Inc.
17
ST. FRANCIS Capital Corporation

Pro Forma Financial Impact

Pro Forma Summary Financial Impact

	MAF		Fidelity		St. Francis		Pro Forma (1)
Assets	$5,985		$723		$2,293		$9,170
Net Loans	$4,396		$381		$1,280		$6,075
Deposits	$3,815		$458		$1,364		$5,642
Borrowings	$1,502		$194		$680		$2,416
Equity	$517		$62		$187		$880
Market Capitalization	$784	(2)	$93	(3)	$233	(4)	$1,128	(5)
Branches	34		5		22		61

(1)	Pro forma reflects estimated purchase accounting adjustments, merger costs and, for the purposes of determining pro forma equity, the value of shares and stock options to be issued in the Fidelity and St. Francis transactions.

(2)	Based on common shares outstanding of 23.3 million and MAFB closing stock price of $33.63 on May 20, 2003.

(3)	Based on common shares outstanding of 3.2 million and FBCI closing stock price of $29.56 on May 20, 2003.

(4)	Based on common shares outstanding of 9.4 million and STFR closing stock price of $24.80 on May 20, 2003.

(5)	Based on MAFB closing stock price of $33.63 on May 20, 2003 and pro forma common shares outstanding of 33.5 million (which includes current MAFB shares outstanding of 23.3 million, and assumes shares to be issued to Fidelity shareholders of 2.8 million and shares to be issued to St. Francis shareholders of 7.4 million).

Pro Forma Earnings Impact

($ in millions)
Earnings Projections	Projected for Calendar Year 2004
MAF Net Income	$89.4	(1)
St. Francis Net Income	$27.0	(2)
Estimated After-Tax Cost Savings	$3.2	(3)
Purchase Accounting Adjustments	$9.6	(4)
CDI Amortization Expense	$(1.2	)(5)
Earnings Give-Up on Transaction Costs	$(0.4)

Pro Forma Combined Projected Net Income	$127.6

(1)	Based on mean I/B/E/S EPS estimate of $3.52 as of May 20, 2003.
(2)	Based on internal projections for the calendar year ended December 31, 2004.
(3)	Based on internal estimates (see page 21 for additional detail).
(4)	Includes accretion/amortization of purchase accounting adjustments based on current estimates (see page 22 for additional detail).
(5)	Based on internal amortization schedule.

Accretive to GAAP & Cash EPS

Earnings Per Share Projections	Projected for Calendar Year 2004 (3)
Current MAFB Diluted GAAP EPS Estimate (1)	$3.52
Pro Forma Diluted GAAP EPS Estimate	$3.81
GAAP Accretion to MAF ($)	$0.29
GAAP Accretion to MAF (%)	8.24%
Current MAFB Diluted Cash EPS Estimate (2)	$3.59
Pro Forma Diluted Cash EPS Estimate (2)	$3.62
Cash Accretion to MAF ($)	$0.03
Cash Accretion to MAF (%)	0.84%

(1)	Based on mean I/B/E/S EPS estimate for 2004, as of May 20, 2003.

(2)	See reconciliation of MAFB GAAP EPS estimate to cash EPS estimate on page 33.

(3)	Cash EPS reflects the elimination of accretion/amortization of purchase accounting adjustments. Assumes a 12/31/03 closing date for the St. Francis acquisition.

Estimated Cost Savings

($ in millions, except per share)

Sources of Cost Savings	Projected for Calendar Year 2004	Projected for Calendar Year 2005
Compensation & Benefits	$3.2	$5.5
Other Operating	1.9	3.4

Total Cost Savings (Pre-Tax)	$5.1	$8.9

Total Cost Savings (After-Tax)	$3.2	$5.6
Per Share (1)	$0.10	$0.17

(1) Based on 33.5 million diluted shares, which gives pro forma effect to MAF’s pending acquisitions of both Fidelity and St. Francis, and completion of its 1.6 million share stock repurchase program.

Purchase Accounting Assumptions

❑	MAF estimates after-tax accretion of approximately $8.4 million from purchase accounting adjustments in 2004

($ in millions)	Mark- to-Market Estimate (1)	2004 After-Tax (Accretion)/Amortization (2)
Premium / (Discount) on Mortgage-Backed Securities	$1.3	$0.2
Premium / (Discount) on Loans	13.0	2.7
(Premium) / Discount on CDs	(5.3)	(2.7)
(Premium) / Discount on Borrowings	(39.7)	(9.8)

Total Mark-to-Market/(Accretion)	$(30.7)	$(9.6)
Core Deposit Premium/Amortization	$10.5	$1.2
Net Purchase Accounting Adjustments/(Accretion)	$(20.2)	$(8.4)

(1)	Mark-to-market adjustments will be determined on the closing date of the acquisition. The estimates shown above may differ materially from the final purchase accounting adjustments, due to changes in interest rates, the final composition of St. Francis’ assets and liabilities and other factors.
(2)	Based on current estimate of mark-to-market adjustments, which are subject to change. See note 1 above.

Estimated Merger Costs

❑	MAF estimates after-tax merger costs of approximately $13.3 million

($ in millions)	After-Tax Cost

Transaction Costs	$5.0
Data Processing / Conversion Costs	1.0
Employee-Related Costs	7.0
Other	0.3

Total Merger Costs (After-Tax)	$13.3

Strong Combination of Franchises

As of or for the Twelve Months Ended March 31, 2003
	MAF	Fidelity		St. Francis
ROAA	1.31%	1.55	%(2)	1.04%
ROAE	15.8	18.9	(2)	13.0
Net Interest Margin	2.97	3.16		2.53
Efficiency Ratio	47.1	49.9		58.7
Non-Interest Income/Operating Revenue	23.8	6.8		32.9
Core Deposits / Total Deposits(1)	57.5%	48.0%		55.1%
Borrowings / Assets	25.1	26.8		29.7
NPLs / Loans	0.58%	0.54%		0.41%
Reserves / Loans	0.44	0.53		1.07
NCOs / Average Loans	0.01	0.00		0.07
NPAs / Assets	0.62	0.37		0.20

Source: SNL Financial.

(1)	Core deposits include passbook, checking and money market accounts. Total deposits exclude brokered deposits. Source: MAF.
(2)	Includes the effect of a $2.7 million after-tax recovery on an investment previously charged off.

Summary

MAF Bancorp, Inc.
25
ST. FRANCIS Capital Corporation

Summary

Summary

❑	Strategic alliance that provides MAF a significant entry into Milwaukee, an attractive, major metropolitan market 80 miles from Chicago

❑	Excellent strategic fit with MAF’s community banking model

❑	Attractive financial results based upon conservative transaction assumptions

❑ Continuation of MAF’s successful acquisition strategy

Appendix

MAF Bancorp, Inc.
27
ST. FRANCIS Capital Corporation

Appendix

STFR Historical Balance Sheet

($ in thousands)	At September 30			At March 31
	2000	2001	2002	2002	2003
Assets
Cash and Equivalents	$34,747	$38,100	$45,835	$36,916	$45,027
Securities	1,049,782	816,705	816,206	813,667	844,024

Total Cash and Securities	$1,084,529	$854,805	$862,041	$850,583	$889,051
Total Loans	$1,315,772	$1,268,560	$1,336,684	$1,264,842	$1,293,863
Loan Loss Reserves	10,404	11,686	14,212	13,135	14,265

Total Net Loans	$1,305,368	$1,256,874	$1,322,472	$1,251,707	$1,279,598
Real Estate Owned	$27,386	$26,656	$34,711	$30,744	$33,747
Total Intangibles	14,584	13,351	13,351	13,351	13,329
Other Assets	61,216	54,580	106,542	64,176	77,712

Total Assets	$2,493,083	$2,206,266	$2,339,117	$2,210,561	$2,293,437

Liabilities
Deposits	1,471,881	1,449,320	1,416,979	1,411,163	1,363,866
Total Borrowings	864,676	571,433	642,063	616,040	680,007
Other Liabilities	25,603	25,038	100,994	16,705	62,677

Total Liabilities	$2,362,160	$2,045,791	$2,160,036	$2,043,908	$2,106,550

Equity
Total Equity	$130,923	$160,475	$179,081	$166,653	$186,887

STFR Historical Income Statement

($ in thousands)	For the Twelve Months Ended September 30,			For the Six Months Ended March 31,
	2000	2001	2002	2002	2003
Total Interest Income	$174,654	$161,135	$123,145	$62,687	$54,075
Total Interest Expense	120,731	107,591	67,419	35,405	29,165

Net Interest Income	$53,923	$53,544	$55,726	$27,282	$24,910
Loan Loss Provision	$2,509	$5,527	$3,289	$1,820	$553
Loan Fees	$2,734	$3,298	$1,182	$2,108	$700
Other Noninterest Income	7,276	7,978	7,892	4,050	4,387
Gain/ Loss on Sale of Loans	1,133	6,055	12,751	5,277	10,576

Total Noninterest Income	$11,143	$17,331	$21,825	$11,435	$15,663
Gain/ Loss on Sale of Securities	$12	$996	$1,312	$734	$1,344
Compensation and Benefits	$20,364	$22,284	$27,349	$13,694	$15,375
Occupancy and Equipment	8,936	8,968	8,781	4,348	4,609
Amortization of lntangibles	1,231	1,233	0	0	22
Other Noninterest Expense	8,446	8,824	8,705	4,294	4,057

Total Noninterest Expense	$38,977	$41,309	$44,835	$22,336	$24,063
Nonrecurring Expense	$7,105	$84	$0	$0	$0
Net Income Before Taxes	$16,487	$24,951	$30,739	$15,295	$17,301
Income Taxes	5,364	6,967	8,867	4,374	4,931

Net Income	$11,123	$17,984	$21,872	$10,921	$12,370

STFR Financial Performance Data(1)

	Twelve Months Ended September 30,			Six Months Ended March 31,
	2000	2001	2002	2002	2003
ROAA	0.44%	0.76%	0.99%	1.00%	1.10%
ROAE	8.7	12.1	12.8	13.2	13.5
Net Interest Margin	2.24	2.38	2.68	2.66	2.36
Efficiency Ratio	61.7	60.0	59.5	59.3	61.1

NPAs/ Assets	0.53%	0.48%	0.18%	0.41%	0.20%
Reserves/ Nonperforming Loans	80.2	113.9	643.4	149.3	492.2
Reserves/ Loans	0.76	0.88	1.03	0.99	1.07
NCOs/ Average Loans	0.12	0.32	0.06	0.06	0.08

Tangible Equity/ Tangible Assets	4.69%	6.71%	7.13%	6.98%	7.61%
Borrowings/ Assets	34.7	25.9	27.4	27.9	29.7
Tier 1 Ratio	10.92	12.61	10.56	11.04	10.62
Total Capital Ratio	11.57	13.41	11.39	11.85	11.44

(1)	Certain ratios for interim periods have been annualized.

Pro Forma Loan Portfolio

($ in thousands)
	MAF		Fidelity		St. Francis		Pro Forma Combined
	03/31/03		03/31/03		03/31/03		03/31/03
	$	%	$	%	$	%	$	%
Real estate loans:
One to four family residential	3,364,367	77.3%	222,952	58.6%	164,068	16.7%	3,751,387	63.0%
Loans held for sale	68,076		82		59,576		127,734
Multi-family	292,895	6.6%	115,391	30.3%	152,854	11.4%	561,140	9.1%
Commercial	147,955	3.3%	3,350	0.9%	394,164	29.5%	545,469	8.9%
Construction	51,688	1.2%	15,626	4.1%	56,307	4.2%	123,621	2.0%
Land	39,611	0.9%	—	0.0%	—	0.0%	39,611	0.6%

Total real estate loans	3,964,592	89.3%	357,401	93.9%	826,969	61.8%	5,148,962	83.6%

Consumer loans:
Equity lines of credit	420,533	9.5%	3,964	1.0%	301,181	22.5%	725,678	11.8%
Home equity loans	26,856	0.6%	8,096	2.1%	51,169	3.8%	86,121	1.4%
Credit card loans	249	0.0%	—	0.0%	—	0.0%	249	0.0%
Other	6,187	0.1%	9	0.0%	35,911	2.7%	42,107	0.7%

Total consumer loans	453,825	10.2%	12,069	3.2%	388,261	29.0%	854,155	13.9%

Commercial loans	22,813	0.5%	11,184	2.9%	123,111	9.2%	157,108	2.5%

Total Gross Loans	4,441,230	100.0%	380,654	100.0%	1,338,341	100.0%	6,160,225	99.9%

Allowance for loan losses (ALL)	19,471		2,015		14,265		35,751
ALL to total gross loans	0.44%		0.53%		1.07%		0.58%

Pro Forma Funding Composition

($ in thousands)
	MAF 03/31/03		Fidelity 03/31/03		St. Francis 03/31/03		Pro Forma Combined 03/31/03
	$	%	$	%	$	%	$	%
Deposits:
Passbooks	1,044,983	27.4%	129,276	30.3%	85,827	7.0%	1,260,086	23.0%
Commercial checking	158,947	4.2%	1,903	0.4%	—	0.0%	160,850	2.9%
Non-interest bearing checking	148,679	3.9%	10,897	2.6%	125,736	10.2%	285,312	5.2%
Interest bearing checking	377,407	9.9%	40,858	9.6%	90,265	7.3%	508,530	9.3%
Money market accounts	464,869	12.2%	21,472	5.0%	375,660	30.5%	862,001	15.8%

Total core deposits	2,194,885	57.5%	204,406	48.0%	677,488	55.1%	3,076,779	56.2%

Retail certificates of deposits	1,619,859	42.5%	221,573	52.0%	552,716	44.9%	2,394,148	43.8%

Total deposits	3,814,744	100.0%	425,979	100.0%	1,230,204	100.0%	5,470,927	100.0%

Wholesale borrowings:
FHLB Advances	1,450,000	96.6%	194,000	85.7%	509,063	62.6%	2,153,063	84.7%
Other borrowings	—	0.0%	—	0.0%	161,944	19.9%	161,944	6.4%
Brokered certificates	—	0.0%	32,346	14.3%	133,662	16.4%	166,008	6.5%
Holding company debt	51,000	3.4%	—	0.0%	9,000	1.1%	60,000	2.4%

Total wholesale borrowings	1,501,000	100.0%	226,346	100.0%	813,669	100.0%	2,541,015	100.0%

Total funding	5,315,744		652,325		2,043,873		8,011,942

Deposits to total funding		71.8%		65.3%		60.2%		68.3%
Wholesale borrowings to total funding		28.2%		34.7%		39.8%		31.7%

		100.0%		100.0%		100.0%		100.0%

Cash EPS Reconciliation

Reconciliation of MAFB GAAP to Cash EPS Estimates for 2004

	Stand Alone		Pro Forma
Current MAFB GAAP EPS estimate	$3.52	(1)	$3.81
Add back after-tax effect of non-cash purchase
accounting adjustments from acquisitions: (2)
Core deposit intangible amortization	$0.04		$0.07
Amortization/accretion of purchase accounting adjustments	$0.03		($0.26)

MAFB cash EPS estimate (2)	$3.59		$3.62

(1)	Based on mean I/B/E/S EPS estimate as of May 20, 2003.
(2)	Based on internal estimates. See page 22 for more information.